   As Filed With the Securities and Exchange Commission on February 27, 1996



                                                       Registration No. 33-21119
                                                                        811-5320

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]


                       POST-EFFECTIVE AMENDMENT NO. 11                   [x]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]


                              AMENDMENT NO. 15                           [x]

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            135 East Baltimore Street
                           Baltimore, Maryland 21202
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Edward J. Veilleux
                            135 East Baltimore Street
                     ---------------------------------------
                            Baltimore, Maryland 21202
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)


_____ immediately upon filing pursuant to paragraph (b)
__X__ on March 1, 1996 pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ 75 days after filing pursuant to paragraph (a)(2)
_____ on [date] pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Title of Securities       Amount Being          Proposed Maximum              Proposed Maximum                    Amount of
Being Registered          Registered            Offering Price Per Unit       Aggregate Offering Price(1)         Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Shares of                 332,315             $17.96                                                             $100(1)
Common Stock              shares
-----------------------------------------------------------------------------------------------------------------------------------

(1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") for its fiscal year ended October 31, 1995. Registrant had actual aggregate redemptions of 316,169 shares for its fiscal year ended October 31, 1995. Because of credits for prior net redemptions, Registrant has used no available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of 316,169 shares for reductions in its current amendment.


--------------------------------------------------------------------------------

Registrant has elected to maintain registration of an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1995 was filed with the Commission on December 20, 1995.

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                (Class A Shares)

                              Cross Reference Sheet

                                February 27, 1996



                                                                               Registration
                                                                                 Statement
Items Required by Form N-1A                                                       Heading
---------------------------                                                       -------

Part A -             Information Required in a Prospectus

Item 1.              Cover Page  .....................................          Cover Page

Item 2.              Synopsis     ...................................           Fund Expenses

Item 3.              Condensed Financial Information  ................          Financial Highlights

Item 4.              General Description of Registrant  ..............          Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.              Management of the Fund ..........................          Management of the
                                                                                Fund; Investment
                                                                                Advisor; Distributor;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services

Item 5A.             Management's Discussion of Fund
                     Performance......................................          *

Item 6.              Capital Stock and Other Securities ..............          Cover Page;
                                                                                Dividends and
                                                                                Taxes; General
                                                                                Information

Item 7.              Purchase of Securities Being Offered ............          How to Invest
                                                                                in the Fund;
                                                                                Distributor

Item 8.              Redemption or Repurchase ........................          How to Redeem Shares

Item 9.              Pending Legal Proceedings  .....................           **


----------------


* Information required by Item 5A is contained in Registrant's 1995 Annual Report to Shareholders.



** Omitted since the answer is negative or the item is not applicable.


Part B -             Information Required in a Statement of Additional Information

Item 10.             Cover Page ......................................          Cover Page

Item 11.             Table of Contents ...............................          Table of Contents

Item 12.             General Information and History .................          General Information
                                                                                and History

Item 13.             Investment Objectives and Policies  .............          Investment Objectives
                                                                                and Policies

Item 14.             Management of the Fund ..........................          Management of the
                                                                                Fund

Item 15.             Control Persons and Principal Holders
                     of Securities ...................................          Control Persons and
                                                                                Principal Holders of
                                                                                Securities

Item 16.             Investment Advisory and Other Services ..........          Investment Advisory
                                                                                and Other Services;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services;
                                                                                Independent Accountants

Item 17.             Brokerage Allocation ............................          Brokerage


Item 18.             Capital Stock and Other Securities ..............          Capital Shares;
                                                                                Reports


Item 19.             Purchase, Redemption and Pricing of
                     Securities Being Offered  .......................          Valuation of
                                                                                Shares and Redemption

Item 20.             Tax Status ......................................          Federal Tax Treatment of
                                                                                Dividends and Distributions

Item 21.             Underwriters ....................................          Distribution of Fund
                                                                                Shares

Item 22.             Calculation of Performance Data .................          Performance Information

Item 23.             Financial Statements ........................              Financial Statements


Part C -             Other Information

                     Part C contains the information required by the items contained therein under the items set forth in the form.


                                      LOGO

                                 FLAG INVESTORS


                           EMERGING GROWTH FUND, INC.
                                (Class A Shares)

   This mutual fund (the "Fund") is an open-end diversified mutual fund seeking long-term capital appreciation. The Fund will invest primarily in a diversified portfolio of small and mid-sized emerging growth companies.


   Class A Shares of the Fund ("Class A Shares") are available through Alex. Brown & Sons Incorporated as well as through Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

------------------------------------------------------------------------------
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March 1, 1996

                                                                      PROSPECTUS

FLAG INVESTORS

                           EMERGING GROWTH FUND, INC.
                                (CLASS A SHARES)

                            135 EAST BALTIMORE STREET
                            BALTIMORE, MARYLAND 21202

                                TABLE OF CONTENTS
                                -----------------

                                                              Page
 1. Fund Expenses  ....................................       2
 2. Financial Highlights  .............................       3
 3. Investment Program  ...............................       6
 4. Investment Restrictions  ..........................       9
 5. How to Invest in the Fund  ........................      10
 6. How to Redeem Shares  .............................      16
 7. Telephone Transactions  ...........................      17
 8. Dividends and Taxes  ..............................      18
 9. Management of the Fund  ...........................      19
10. Investment Advisor  ...............................      20
11. Distributor  ......................................      21
12. Custodian, Transfer Agent, Accounting Services  ...      22
13. Performance Information  ..........................      22
14. General Information  ..............................      23

----------------------------------------------------------------------------
 No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
1. FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases  ..............    4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends  ...     None
Deferred Sales Charge  ..................................     None*
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily net assets)
-----------------------------------------------------------------------------
Management Fees  ........................................      .67%
12b-1 Fees  .............................................      .25%
Other Expenses  .........................................      .58%
Total Fund Operating Expenses  ..........................     1.50%

------
 * Purchases of $1 million or more are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed on such purchases. (See "How to Invest in the Fund -- Offering Price.")

Example:

  You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the
  end of each time period:                 1 year       3 years        5 years       10 years
--------------------------------------------------------------------------------------------------
                                            $60            $91           $126          $230
--------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. A person who purchases Class A Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor" and "Distributor.") The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Offering Price.") The Expenses and Example appearing in the table above are based on the Fund's expenses for the Class A Shares for the fiscal year ended October 31, 1995, which were 1.50% of the Class A Shares' average net assets. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

-----------------------------------------------------------------------------
2. FINANCIAL HIGHLIGHTS

   The Fund was organized as a corporation under the laws of the State of Maryland on July 2, 1987. Its registration statement under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 was declared effective by the SEC on June 15, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a Class A Share outstanding throughout each period)*

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 December 30, 1987
                                                                      For the Year Ended October 31,             (commencement of
                                      ------------------------------------------------------------------------  operations) through
                                      1995      1994      1993       1992        1991        1990        1989     October 31, 1988
                                      ---------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of
    period                            $12.90    $14.02    $13.53     $15.23      $8.93       $14.90      $10.87       $10.00
                                      ------    ------    ------     ------      -----       ------      ------       ------
Income from Investment Operations:
  Net investment income                (0.09)    (0.08)    (0.08)     (0.16)     (0.10)       (0.11)      (0.05)        0.10
  Net realized and unrealized
    gain/(loss) on investments          4.32      0.47      1.20      (1.54)      6.40        (4.00)       4.13        (0.88)
  Effect of other capital share
    activity                             --        --        --         --         --           --          --          1.65
                                      ------    ------    ------     ------      -----       ------      ------       ------
  Total from Investment Operations      4.23      0.39      1.12      (1.70)      6.30        (4.11)       4.08         0.87
Less Distributions:
  Dividends from net investment
    income and short-term gains          --        --        --         --         --         (1.86)      (0.05)         --
  Distributions from net realized
    long-term gains                    (0.04)    (1.51)    (0.63)       --         --           --          --           --
                                      ------    ------    ------     ------      -----       ------      ------       ------
  Total distributions                  (0.04)    (1.51)    (0.63)       --         --         (1.86)      (0.05)         --
                                      ------    ------    ------     ------      -----       ------      ------       ------
  Net asset value at end of period    $17.09    $12.90    $14.02     $13.53     $15.23        $8.93      $14.90       $10.87
                                      ======    ======    ======     ======     ======       ======      ======       ======

Total Return**                         32.92%     3.75%     8.33%    (11.16)%    70.55%      (31.63)%     37.64%        8.80%
Ratios to Average Net Assets:
  Expenses                              1.50%     1.50%     1.50%      1.46%      1.50%        1.50%       1.49%        1.47%(1)
  Net investment income (loss)         (0.64)%   (0.73)%   (0.52)%    (0.92)%    (0.76)%      (0.92)%     (0.42)%       1.02%(1)
Supplemental Data:
  Net assets at end of period (000): $38,127   $23,302   $28,867    $38,924    $48,656      $31,678     $44,396      $26,159
  Portfolio turnover rate                 39%       86%      133%        69%        79%          82%        108%         110%

------
  * Computed based upon average shares outstanding.
 ** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Annualized.

------------------------------------------------------------------------------
3. INVESTMENT PROGRAM

INVESTMENT OBJECTIVES, POLICIES
AND RISK CONSIDERATIONS

   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Fund's investment advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.


   Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures, preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions. Such investments might be appropriate if, for example, the Advisor believes there are not sufficient quantities of common stocks available at appropriate prices or if the Advisor believes debt securities are consistent with the Fund's investment objective because such securities can enjoy capital appreciation due to an increase in their value caused by changes in interest rates.

   In addition, for temporary defensive purposes, the Fund may, without limitation as to the amount of the Fund's assets which may be so invested, hold money market instruments. For purposes of the foregoing, money market instruments will be limited to short-term obligations, including government obligations, time deposits, bankers acceptances, certificates of deposit, commercial paper and short-term debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors.

   Corporate bonds and debentures will be limited to those rated in the top three categories published by Moody's (Aaa, Aa or A) or by S&P (AAA, AA or A) or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors. Should the Fund maintain a temporary defensive position, investment income would increase and might constitute a greater percentage of the return of the Fund.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often will be closely held with only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.


   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

------------------------------------------------------------------------------
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 through 4 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares. The investment restriction numbered 5 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

4) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

5) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
5. HOW TO INVEST IN THE FUND

   Class A Shares may be purchased from Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202 ("Alex. Brown"), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form.

   The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of Class A Shares at any time at the discretion of Alex. Brown and the Advisor. Orders for purchases of Class A Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Alex. Brown or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.



OFFERING PRICE

   Class A Shares may be purchased from Alex. Brown, Participating Dealers or Shareholder Servicing Agents at the Offering Price which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:


                           Sales Charge as Percentage of    Dealer Retention
                             Offering      Net Amount        as Percentage
Amount of Purchase            Price        Invested        of Offering Price
------------------------------------------------------------------------------
Less than  $50,000  .....      4.50%         4.71%              4.00%
$50,000  - $99,999  .....      3.50%         3.63%              3.00%
$100,000 - $249,999  ....      2.50%         2.56%              2.00%
$250,000 - $499,999  ....      2.00%         2.04%              1.50%
$500,000 - $999,999  ....      1.50%         1.52%              1.25%
$1,000,000 and over  ....      None*         None*              None*

------------------------------------------------------------------------------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge, and purchases of shares of Flag Investors Intermediate-Term Income Fund, Inc. and Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus
(b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Alex. Brown, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and Alex. Brown have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and

(v) current or retired Directors of the Fund, and directors and employees
(and their immediate families) of Alex. Brown, Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Except as provided below, Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable.

   When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares. Shareholders of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Holders of partnership interests in EGC Limited Partnership may similarly exchange their partnership interests for an equal dollar amount of Class A Shares. Alex. Brown will tender the partnership interests offered for exchange for redemption by the issuer and will use the proceeds to purchase Class A Shares on the shareholder's behalf. In addition, shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may also exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to Alex. Brown or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to these offers will not be subject to the sales charges described above or any other charge.

   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.


DIVIDEND REINVESTMENT PLAN

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Class A Shares. A shareholder who wishes to enroll in the Dividend Reinvestment Plan should check the appropriate box on the Application Form or call (800) 553-8080 for additional information.

   Alternately, shareholders may have their distributions invested in Class A Shares of other funds in the Flag Investors Family of Funds or in shares of the Intermediate Funds. Shareholders who are interested in this option should call
(800) 553-8080 for additional information.

   Reinvestments of distributions will be effected without a sales charge.

-------------------------------------------------------------------------------
6. HOW TO REDEEM SHARES

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Alex. Brown, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent"). Shareholders may also redeem Class A Shares by telephone (in any amount up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of the redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder. The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

-------------------------------------------------------------------------------
7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

-------------------------------------------------------------------------------
8. DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

   Unless the shareholder elects otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Class A Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held the Class A Shares. All other income distributions are taxed to the shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.


   The sale, exchange, or redemption of Class A Shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.


-------------------------------------------------------------------------------
9. MANAGEMENT OF THE FUND

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to the Advisor. Three Directors and all of the officers of the Fund are officers or employees of Alex. Brown or the Advisor. The other Directors of the Fund have no affiliation with Alex. Brown or the Advisor.

   The Fund's Directors and officers are as follows:

*Truman T. Semans     Chairman        Frederick L. Meserve, Jr.  President
*W. James Price       Director        Edward J. Veilleux         Vice President
*Richard T. Hale      Director        Gary V. Fearnow            Vice President
 James J. Cunnane     Director        Charles A. Reid            Vice President
 John F. Kroeger      Director        Brian C. Nelson            Vice President and Secretary
 Louis E. Levy        Director        Sandra J. Doeller          Vice President
 Eugene J. McDonald   Director        Joseph A. Finelli          Treasurer
 Harry Woolf          Director        Laurie D. DePrine          Assistant Secretary

------
*Messrs. Semans, Price and Hale are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the 1940 Act.

-------------------------------------------------------------------------------
 10. INVESTMENT ADVISOR

   Investment Company Capital Corp., the Fund's investment advisor, is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. Since the mid 1970's, Alex. Brown has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $4.4 billion of assets as of December 31, 1995. The address of the Advisor is 135 East Baltimore Street, Baltimore, Maryland 21202.

   The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on

Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1995, the Advisor received from the Fund a fee equal to .67% of the Fund's average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

------------------------------------------------------------------------------
11. DISTRIBUTOR

   Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted a Distribution Agreement and related Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. As compensation for providing distribution services to the Class A Shares for the fiscal year ended October 31, 1995, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets. Alex. Brown expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to shareholder inquiries.

   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder
Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plan.

   Payments under the Plan are made as described above, regardless of Alex. Brown's actual cost of providing distribution services. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel), to Participating Dealers.

-------------------------------------------------------------------------------
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received from the Fund a fee equal to .10% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

-------------------------------------------------------------------------------
13. PERFORMANCE INFORMATION

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.
If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.
For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Class A Shares may be purchased, although not included in calculations of performance, will reduce performance results.

-------------------------------------------------------------------------------
14. GENERAL INFORMATION

DESCRIPTION OF SHARES

   The Fund was incorporated under the laws of the State of Maryland on July 2, 1987 and is authorized to issue fifteen million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio or securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Institutional Shares." Shares of that class, which are not subject to a sales charge or 12b-1 fee, are offered only to eligible institutions and clients of investment advisory affiliates of Alex. Brown. Additional information concerning the Fund's Institutional Shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange priivileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDERS INQUIRIES

   Shareholders with inquiries concerning their shares should contact the Transfer Agent at (800) 553-8080, Alex. Brown at (800) 767-FLAG, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                  FLAG INVESTORS EMERGING GROWTH FUND, INC.
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------


Make check payable to "Flag Investors Emerging Growth
Fund, Inc." and mail with this application to:

  Alex. Brown & Sons Incorporated/Flag Investors Funds
  P.O. Box 419426
  Kansas City, MO 64141-6426
  Attn: Flag Investors Emerging Growth Fund, Inc.

  For assistance in completing this application please call:
  1-800-553-8080, 8:30 a.m. to 5:30 p.m., Eastern Time,
  Monday-Friday

  To open an IRA account, call 1-800-767-3524 to request an IRA application

I enclose a check for $________ payable to "Flag Investors Emerging Growth Fund, Inc." for the purchase of Class A Shares of the Fund. The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $100 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.
-------------------------------------------------------------------------------
                    YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: _________
INDIVIDUAL OR JOINT TENANT

________________________________________________________
First Name             Initial            Last Name

________________________________________________________
Social Security Number

________________________________________________________
Joint Tenant           Initial            Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

________________________________________________________
Name of Corporation, Trust or Partnership

________________________________________________________
Tax ID Number                   Date of Trust

________________________________________________________
Name of Trustees (If to be included in the Registration)

________________________________________________________
For the Benefit of

GIFTS TO MINORS

________________________________________________________
Custodian's Name (only one allowed by law)

________________________________________________________
Minor's Name (only one)

________________________________________________________
Social Security Number of Minor

under the __________________ Uniform Gifts to Minors Act
          State of Residence


MAILING ADDRESS

________________________________________________________
Street

________________________________________________________
City                             State          Zip

(    )
________________________________________________________
Daytime Phone
-------------------------------------------------------------------------------
                           LETTER OF INTENT (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying Prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Emerging Growth Fund, Inc. in an aggregate amount at least equal to:
          [ ]$50,000 [ ]$100,000 [ ]$250,000 [ ]$500,000 [ ]$1,000,000

-------------------------------------------------------------------------------
                       RIGHT OF ACCUMULATION (OPTIONAL)


[ ] I already own shares of the Flag Investors Fund(s) (except Class B shares) set forth below to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.
    Fund Name         Account No.         Owner's Name         Relationship
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

                             DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional shares of the Fund at no sales charge.
Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.


-------------------------------------------------------------------------------
                       AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
Minimum Initial Investment: $250
Subsequent Investments (check one):
                         [ ] Monthly ($100 minimum)
                         [ ] Quarterly ($250 minimum)

________________________________________________________
Bank Name


________________________________________________________
Existing Flag Investors Fund Account No., if any


                 Please attach a voided check.

________________________________________________________
Depositor's Signature                   Date


________________________________________________________
Depositor's Signature                   Date
(if joint acct., both must sign)

-------------------------------------------------------------------------------
                      SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of _______, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $________, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)
             Frequency (check one):
                [ ] Monthly
                [ ] Quarterly (January, April, July, and October)
-------------------------------------------------------------------------------

                            TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
                        No, I/We do not want
                       [ ] Telephone redemption privileges
                       [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

    Bank:_______________________________________________

 Address:_______________________________________________

         _______________________________________________

  Bank Account No:______________________________________

Bank Account Name:______________________________________
-------------------------------------------------------------------------------

                      SIGNATURE AND TAXPAYER CERTIFICATION

I have received a copy of the Fund's prospectus dated March 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and
(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence:_________________
___________________________________

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

________________________________________________________
Signature                                       Date

________________________________________________________
Signature (if joint acct., both must sign)      Date


-------------------------------------------------------------------------------

 For Dealer Use Only

Dealer's Name:____________________________    Dealer Code:____________________

Dealer's Address:_________________________    Branch Code:____________________

                 _________________________

Representative:___________________________    Rep. No.________________________
--------------------------------------------------------------------------------

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                             (Institutional Shares)

                              Cross Reference Sheet

                                February 27, 1996



                                                                                Registration
                                                                                  Statement
Items Required by Form N-1A                                                        Heading
---------------------------                                                        -------



Part A -             Information Required in a Prospectus

Item 1.              Cover Page  .....................................          Cover Page

Item 2.              Synopsis     ...................................           Fund Expenses

Item 3.              Condensed Financial Information  ................          Financial Highlights

Item 4.              General Description of Registrant  ..............          Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information

Item 5.              Management of the Fund ..........................          Management of the
                                                                                Fund; Investment
                                                                                Advisor; Distributor;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services

Item 5A.             Management's Discussion of Fund
                     Performance......................................          **

Item 6.              Capital Stock and Other Securities ..............          Cover Page;
                                                                                Dividends and
                                                                                Taxes; General
                                                                                Information

Item 7.              Purchase of Securities Being Offered ............          How to Invest
                                                                                in the Institutional Shares;
                                                                                Distributor

Item 8.              Redemption or Repurchase ........................          How to Redeem Institutional
                                                                                Shares

Item 9.              Pending Legal Proceedings  .....................           **


----------------


* Information required by Item 5A is contained in Registrant's 1995 Annual Report to Shareholders.



**  Omitted since the answer is negative or the item is not applicable.


Part B -       Information Required in a Statement of Additional Information

Item 10.       Cover Page ......................................                Cover Page

Item 11.       Table of Contents ...............................                Table of Contents

Item 12.       General Information and History .................                General Information
                                                                                and History

Item 13.       Investment Objectives and Policies  .............                Investment Objectives
                                                                                and Policies

Item 14.       Management of the Fund ..........................                Management of the
                                                                                Fund

Item 15.       Control Persons and Principal Holders
               of Securities ...................................                Control Persons and
                                                                                Principal Holders of
                                                                                Securities

Item 16.       Investment Advisory and Other Services ..........                Investment Advisory
                                                                                and Other Services;
                                                                                Custodian, Transfer Agent,
                                                                                Accounting Services;
                                                                                Independent Accountants

Item 17.       Brokerage Allocation ............................                Brokerage


Item 18.       Capital Stock and Other Securities ..............                Capital Shares;
                                                                                Reports


Item 19.       Purchase, Redemption and Pricing of
               Securities Being Offered  .......................                Valuation of
                                                                                Shares and Redemption

Item 20.       Tax Status ......................................                Federal Tax Treatment of
                                                                                Dividends and Distributions

Item 21.       Underwriters ....................................                Distribution of Fund
                                                                                Shares

Item 22.       Calculation of Performance Data .................                Performance Information

Item 23.       Financial Statements ............................                Financial Statements


Part C -       Other Information

               Part C contains the information required by the items contained therein under the items set forth in the form.


                                     LOGO

                                FLAG INVESTORS

                          EMERGING GROWTH FUND, INC.
                            (Institutional Shares)

   This mutual fund (the "Fund") is an open-end diversified mutual fund seeking long-term capital appreciation. The Fund will invest primarily in a diversified portfolio of small and mid-sized emerging growth companies.

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")


   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

-------------------------------------------------------------------------------

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March 1, 1996


                                                                  PROSPECTUS

FLAG INVESTORS
                          EMERGING GROWTH FUND, INC.

                            (INSTITUTIONAL SHARES)

                           135 EAST BALTIMORE STREET
                           BALTIMORE, MARYLAND 21202

                               TABLE OF CONTENTS
                               -----------------


                                                            Page
 1. Fund Expenses  ....................................       2
 2. Financial Highlights  .............................       2
 3. Investment Program  ...............................       6
 4. Investment Restrictions  ..........................       9
 5. How to Invest in Institutional Shares  ............      10
 6. How to Redeem Institutional Shares  ...............      12
 7. Telephone Transactions  ...........................      12
 8. Dividends and Taxes  ..............................      13
 9. Management of the Fund  ...........................      15
10. Investment Advisor  ...............................      15
11. Distributor  ......................................      16
12. Custodian, Transfer Agent, Accounting Services  ...      17
13. Performance Information  ..........................      17
14. General Information  ..............................      18


-------------------------------------------------------------------------
 No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.

-------------------------------------------------------------------------

-----------------------------------------------------------------------------
1. FUND EXPENSES
 .............................................................................

SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)


-----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases  ..............     None
Maximum Sales Charge Imposed on Reinvested Dividends  ...     None
Deferred Sales Charge  ..................................     None

-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)

Management Fees  ........................................     .67%
12b-1 Fees  .............................................     None
Other Expenses  .........................................     .58%
Total Fund Operating Expenses  ..........................    1.25%

------

EXAMPLE:

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:   1 year     3 years        5 years       10 years
----------------------------------------------------------------------------------------------------
                                                   $13           $40           $71           $161
----------------------------------------------------------------------------------------------------

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor" and "Distributor.") The Institutional Shares were not offered prior to November 1, 1995.
Accordingly, the Expenses and Example appearing in the table above are based on the Fund's expenses for the Class A Shares, another class of shares offered by the Fund, for the fiscal year ended October 31, 1995, less 12b-1 fees of .25%.

----------------------------------------------------------------------------
2. FINANCIAL HIGHLIGHTS

   The Fund has offered the Institutional Shares since November 1, 1995. However, the Fund has offered Class A Shares since 1987. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Class A Shares for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Class A Shares for the fiscal year ended October 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information for the Class A Shares is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)*

                                                                          CLASS A
                                    -----------------------------------------------------------------------------------------------
                                                                                                                    For the period
                                                                                                                  December 30, 1987
                                                                                                                   (comencement of
                                                                FOR THE YEAR ENDED OCTOBER 31,                        operations)
                                    ----------------------------------------------------------------------------        through
                                       1995       1994        1993        1992       1991       1990       1989    October 31, 1988
                                       ----       ----        ----        ----       ----       ----       ----    -----------------
Per Share Operating Performance:
   Net asset value at beginning of
     period                           $12.90     $14.02     $13.53      $15.23      $ 8.93      $14.90     $10.87        $10.00
                                      ------     ------     ------      ------      ------      ------     ------        ------
Income from Investment Operations:
   Net investment income               (0.09)     (0.08)     (0.08)      (0.16)      (0.10)      (0.11)     (0.05)         0.10
   Net realized and unrealized
     gain/(loss) on investments         4.32       0.47       1.20       (1.54)       6.40       (4.00)      4.13         (0.88)
   Effect of other capital share
     activity                             --         --         --          --          --          --         --          1.65
                                      ------     ------     ------      ------      ------      ------     ------        ------
   Total from Investment Operations     4.23       0.39       1.12       (1.70)       6.30       (4.11)      4.08          0.87

Less Distributions:
   Dividends from net investment
     income and short-term gains          --         --         --          --          --       (1.86)     (0.05)           --
   Distributions from net realized
     long-term gains                   (0.04)     (1.51)     (0.63)         --          --          --         --            --
                                      ------     ------     ------      ------      ------      ------     ------        ------
   Total distributions                 (0.04)     (1.51)     (0.63)         --          --       (1.86)     (0.05)           --
                                      ------     ------     ------      ------      ------      ------     ------        ------
   Net asset value at end of
      period                          $17.09     $12.90     $14.02      $13.53      $15.23      $ 8.93     $14.90        $10.87
                                      ======     ======     ======      ======      ======      ======     ======        ======
Total Return**                         32.92%      3.75%      8.33%     (11.16)%     70.55%     (31.63)%    37.64%         8.80%
Ratios to Average Net Assets:
   Expenses                             1.50%      1.50%      1.50%       1.46%       1.50%       1.50%      1.49%         1.47%(1)
   Net investment income (loss)        (0.64)%    (0.73)%    (0.52)%     (0.92)%     (0.76)%     (0.92)%    (0.42)%        1.02%(1)
Supplemental Data:
   Net assets at end of period
   (000)                             $38,127    $23,302    $28,867     $38,924     $48,656     $31,678    $44,396       $26,159
   Portfolio turnover rate                39%        86%       133%         69%         79%         82%       108%          110%

------
  * Computed based upon average shares outstanding.
 ** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Annualized.

-----------------------------------------------------------------------------
3. INVESTMENT PROGRAM
 .............................................................................

INVESTMENT OBJECTIVES, POLICIES
AND RISK CONSIDERATIONS


   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Fund's investment advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.


   Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures, preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions. Such investments might be appropriate if, for example, the Advisor believes there are not sufficient quantities of common stocks available at appropriate prices or if the Advisor believes debt securities are consistent with the Fund's investment objective because such securities can enjoy capital appreciation due to an increase in their value caused by changes in interest rates.

   In addition, for temporary defensive purposes, the Fund may, without limitation as to the amount of the Fund's assets which may be so invested, hold money market instruments. For purposes of the foregoing, money market instruments will be limited to short-term obligations, including government obligations, time deposits, bankers acceptances, certificates of deposit, commercial paper and short-term debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors.

   Corporate bonds and debentures will be limited to those rated in the top three categories published by Moody's (Aaa, Aa or A) or by S&P (AAA, AA or A) or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors. Should the Fund maintain a temporary defensive position, investment income would increase and might constitute a greater percentage of the return of the Fund.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.


 .............................................................................

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often will be closely held with only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.


   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

-----------------------------------------------------------------------------
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 through 4 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares. The investment restriction numbered 5 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

4) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

5) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
5. HOW TO INVEST IN INSTITUTIONAL SHARES

   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.


   The minimum initial investment in Institutional Shares is $500,000 and $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisor.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

 ..............................................................................

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.


   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

 ..............................................................................

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

------------------------------------------------------------------------------
6. HOW TO REDEEM INSTITUTIONAL SHARES

   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent, Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances within three Business Days.


   Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payment date. If all of the Institutional Shares in an account have been redeemed on the dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.


   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.


------------------------------------------------------------------------------
7. TELEPHONE TRANSACATIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern
Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accountng Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")


-----------------------------------------------------------------------------
8. DIVIDENDS AND TAXES
 .............................................................................

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

   Unless the shareholder elects otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional

Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.


 .............................................................................

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held the Institutional Shares. All other income distributions are taxed to the shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange, or redemption of Institutional Shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.


   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.


------------------------------------------------------------------------------
9. MANAGEMENT OF THE FUND

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to the Advisor. Three Directors and all of the officers of the Fund are officers or employees of Alex. Brown or the Advisor. The other Directors of the Fund have no affiliation with Alex. Brown or the Advisor.

   The Fund's Directors and officers are as follows:

*Truman T. Semans           Chairman         Frederick L. Meserve, Jr.      President
*W. James Price             Director         Edward J. Veilleux             Vice President
*Richard T. Hale            Director         Gary V. Fearnow                Vice President
 James J. Cunnane           Director         Charles A. Reid                Vice President
 John F. Kroeger            Director         Brian C. Nelson                Vice President and Secretary
 Louis E. Levy              Director         Sandra J. Doeller              Vice President
 Eugene J. McDonald         Director         Joseph A. Finelli              Treasurer
 Harry Woolf                Director         Laurie D. DePrine              Assistant Secretary


------
*Messrs. Semans, Price and Hale are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended.

-----------------------------------------------------------------------------
10. INVESTMENT ADVISOR

   Investment Company Capital Corp., the Fund's investment advisor, is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. Since the mid 1970's, Alex. Brown has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve

Fund, Inc., which funds had approximately $4.4 billion of assets as of December 31, 1995. The address of the Advisor is 135 East Baltimore Street, Baltimore, Maryland 21202.


   The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.


   The Advisory Agreement provides for a maximum annual fee equal to .85% of Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1995, the Advisor received from the Fund a fee equal to .67% of the Fund's average daily net assets.


   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 .............................................................................

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

------------------------------------------------------------------------------
11. DISTRIBUTOR

   Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

------------------------------------------------------------------------------
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received from the Fund a fee equal to .10% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.


------------------------------------------------------------------------------
13. PERFORMANCE INFORMATION

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

------------------------------------------------------------------------------
14. GENERAL INFORMATION
 ..............................................................................

DESCRIPTION OF SHARES


   The Fund was incorporated under the laws of the State of Maryland on July 2, 1987 and is authorized to issue fifteen million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Class A Shares." Shares of that class are subject to a maximum front-end sales charge of 4.5% and a .25% 12b-1 fee. Additional information concerning the Fund's Class A Shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares.

All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.
 ..............................................................................

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.
 ..............................................................................

REPORTS


   The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

 .............................................................................

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.
 .............................................................................

SHAREHOLDER INQUIRIES


   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                  FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Send completed Application by overnight carrier to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Emerging Growth Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

If you are paying by check, make check payable to "Flag Investors Emerging Growth Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

-----------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Name on Account

----------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

----------------------------------------------------------------------------
Tax ID Number

[ ] Corporation  [ ] Partnership  [ ] Trust

[ ] Non-Profit or Charitable Organization  [ ] Other__________


If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                                  For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)



Mailing Address

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                       State                          Zip

(  )
-----------------------------------------------------------------------------
Daytime Phone

-----------------------------------------------------------------------------
                              INITIAL INVESTMENT


The initial minimum purchase for the Institutional Shares of the Fund is $500,000 and $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments.
Indicate the amount to be invested and the method of payment:

_______ A. By Mail: Enclosed is a check in the amount of $_______ payable to Flag Investors Emerging Growth Fund, Inc.

_______ B. By Wire: A bank wire in the amount of $______ has been sent
from _________________________   ________________________
             Name of Bank         Wire Control Number

  Wire Instructions
  Follow the instructions below to arrange for a wire transfer for initial investment:
  o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
  o  Call 1-800-553-8080 to obtain new investor's Fund account number.
  o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
     IFTC
     a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
     Acct. # 7528183
     ABA # 1010-0362-1
     Kansas City, Missouri 64105
  Please include the following information in the wire:
  o  Flag Investors Emerging Growth Fund, Inc. -- Institutional Shares
  o  The amount to be invested
  o  "For further credit to ________________________________."
                            (Investor's Fund Account Number)

-----------------------------------------------------------------------------

                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
  Income Dividends
  [ ] Reinvested in additional shares
  [ ] Paid in cash

  Capital Gains
  [ ] Reinvested in additional shares
  [ ] Paid in cash
-----------------------------------------------------------------------------

                            TELEPHONE TRANSACTIONS


I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

  No, I do not want:
  [ ] Telephone redemption privileges
  [ ] Telephone exchange privileges
  Redemptions effected by telephone will be wired to the bank account designated below.
-----------------------------------------------------------------------------


                           BANK ACCOUNT DESIGNATION

                       (THIS SECTION MUST BE COMPLETED)

Please attach a blank, voided check to provide account and bank routing information.

-----------------------------------------------------------------------------
Name of Bank                              Branch

-----------------------------------------------------------------------------
Bank Address                              City/State/Zip

-----------------------------------------------------------------------------
Name(s) on Account

-----------------------------------------------------------------------------
Account Number                             A.B.A. Number

                  ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE


I have received a copy of the Fund's prospectus dated March 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and
(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence:

-----------------------------------------------------------------------------

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.


-----------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

-----------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

-----------------------------------------------------------------------------
                 PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any _______* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

-------------------------------------     -----------------------------------
Name/Title                                Signature                   Date


-------------------------------------     -----------------------------------
Name/Title                                Signature                   Date


-------------------------------------     -----------------------------------
Name/Title                                Signature                   Date


-------------------------------------     -----------------------------------
Name/Title                                Signature                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.


* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

-------------------------------------------------------------------------------

                           CERTIFICATE OF AUTHORITY

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ______, Secretary of the above-named investor, do hereby certify that at a meeting on ______, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.

this _______ day of ______, 199__    Secretary________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

-------------------------------------------------------------------------------
Signature and title                                             Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

-------------------------------------------------------------------------------
Signature and title                                             Date

-------------------------------------------------------------------------------
Signature and title                                             Date

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                          -----------------------------



             THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE ST., BALTIMORE, MARYLAND 21202, (800) 767-FLAG.






            Statement of Additional Information Dated: March 1, 1996
                Relating to the Prospectuses Dated: March 1, 1996
                                       of
               Flag Investors Emerging Growth Fund Class A Shares
                                       and
            Flag Investors Emerging Growth Fund Institutional Shares


                                                           TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

 1.      General Information and History..............................................................        1

 2.      Investment Objectives and Policies...........................................................        1

 3.      Valuation of Shares and Redemption...........................................................        4

 4.      Federal Tax Treatment of Dividends and
           Distributions..............................................................................        5

 5.      Management of the Fund.......................................................................        8

 6.      Investment Advisory and Other Services.......................................................       12

 7.      Distribution of Fund Shares..................................................................       13

 8.      Brokerage....................................................................................       16

 9.      Capital Shares...............................................................................       18

10.      Reports......................................................................................       19

11.      Custodian, Transfer Agent, Accounting Services ..............................................       19

12.      Independent Accountants......................................................................       20

13.      Performance Information......................................................................       20

14.      Control Persons and Principal Holders of
           Securities.................................................................................       22

15.      Financial Statements ........................................................................       22


1. GENERAL INFORMATION AND HISTORY

        Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Class A Shares") and Flag Investors Emerging Growth Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Emerging Growth Fund, Inc., and specific references to either class of the Fund's Shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, from Participating Dealers that offer such Shares to prospective investors. Prospectuses for the Class A Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("the Investment Company Act") and its Shares under the Securities Act of 1933, as amended. The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund commenced operations as a diversified open-end management investment company. The Fund has offered the Institutional Shares since November 1, 1995. Such Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.

        Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

Size of the Fund

        The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of $500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2. INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

        The Fund's investment objective and its general investment policies are described in the Prospectus. As stated in the Prospectus, the Fund's investment objective is long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

        The Prospectus discusses the types of securities in which the Fund will invest, the portfolio policies and techniques and the size of the Fund. This Statement of Additional Information describes other investment practices in which the Fund may engage, including making loans of the Fund's portfolio securities, purchasing securities for future delivery, and entering into repurchase agreements.

Other Investment Practices

        Except as described in the section of the Prospectus entitled "Investment Restrictions" and below under "Investment Restrictions", the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Board of Directors may change such policies without the affirmative vote of a majority of the Fund's outstanding Shares. The Fund's investment objective may not be changed by the Board of Directors without such a vote.

        As described in the Prospectus, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high quality growth companies. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Repurchase Agreements

        The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of Investment Company Capital Corp., the Fund's investment advisor ("ICC"). The list of approved banks and broker-dealers will be monitored regularly by ICC and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Loans of Portfolio Securities

        The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in the Prospectus and this Statement of Additional Information. The Fund will lend portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrower would pay to the Fund an amount equal to any dividends or interest received on the securities lent. The

Fund would retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. Accordingly, the Fund will not:

                1) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

                2) Purchase or sell commodities or commodities contracts;

                3) Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                4) Issue senior securities;

                5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement;

                6) Effect short sales of securities;

                7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

                8) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

                1) Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for fewer than three years;

                2) Invest in shares of any other investment company registered under the Investment Company Act, except (a) as a temporary investment in an investment company that invests only in securities the Fund could purchase directly for temporary investment or (b) as a means of purchasing securities of foreign issuers whose securities may be purchased only through such an investment; provided that, in either event, the Fund will pay any sales charges in connection with such purchases without reduction to the sales charges on purchases of Shares, and provided further, that the Fund shall acquire not more than 3% of the total outstanding voting stock of such company, or invest more than 5% of the Fund's assets in any one such company or 10% of the Fund's assets in all such investment companies, and only as otherwise permitted by law. (If the Board of Directors voted to approve investments in shares of any other investment company, the Fund might incur sales charges, management fees and other expenses in connection with any such investment, which charges would be a Fund expense and accordingly might have some impact on the Fund's net asset value);

                3) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

                4) Invest in companies for the purpose of exercising management or control;

                5) Invest in puts or calls or any combination thereof;

                6) Invest more than 10% of the Fund's net assets in illiquid securities (as defined under federal and state securities laws), including time deposits and repurchase agreements with maturities of greater than seven days;

                7) Purchase warrants, if by reason of such purchase more than 5% of the Fund's net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations;

                8) Invest in real estate limited partnerships;

                9) Invest in oil, gas or mineral leases.

3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per Share is determined once daily as of the time the New York Stock Exchange closes, which is ordinarily 4:00 p.m. (Eastern Time) on each Business Day of the Fund. The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per Share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all Shares and any liabilities attributable to the specific class and dividing the resulting amount by the number of then outstanding Shares of the class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national exchange or an automatic dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICC under procedures established and monitored by the Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Class A Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will redeem Shares by distributions in kind. If Shares are redeemed in kind, a redeeming shareholder will incur brokerage costs when the assets are later converted into cash. The valuation of portfolio securities, by the method described under "Valuation of Shares," will be made as of the same time the redemption price is determined. The Fund's ability to make payment of the redemption price by distribution in kind is further limited because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

        The Fund expects to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. However, in order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"), and (2) derive less than 30% of its gross income (exclusive of certain gains from the designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

        The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities (so long as such other securities with respect to any issuer do not constitute more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in and trading of other securities where the application thereto of the Asset Diversification Test is uncertain.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e., fiscal) year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        The foregoing requirements of the Code may inhibit the Fund in its efforts to achieve its investment objectives.

Fund Distributions

        The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares.

        The Fund also anticipates that it will distribute substantially all of its "net capital gains" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution. Such a distribution, whether paid in cash or reinvested in Shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held Fund Shares or whether such gains were reflected in the price paid for the Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year.

        Shareholders who invest either distributions of investment company taxable income or capital gains in additional Shares will generally be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the Shares received. Such shareholders will have a cost basis in each Share received equal to the fair market value of a Share of the Fund on the payment date.

        Ordinary income dividends paid by the Fund to corporate shareholders will be eligible for the 70% dividends received deduction to the extent of the gross amount of qualified dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend is a qualified dividend if it is received from a domestic corporation. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the deduction. The dividends received deduction is not available for capital gains distributions.

        For purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining their "alternative minimum taxable income."

        Investors should be careful to consider the tax implications of buying Shares just prior to the next record date for any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the net asset value per share on the date of purchase reflected the amount of such distribution.

        If, for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        The Fund generally will be required in certain cases to withhold tax at the rate of 31% with respect to distributions payable to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or that he is an "exempt recipient."

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Generally, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss, which will be long-term capital gain or loss if the Share is held for more than one year and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less, such loss will be treated as a long-term capital loss to the extent that any capital gains distributions have been paid with respect to such Share (or any undistributed net capital gains of the Fund with respect to such Share have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends or distributions during the 61-day period.

        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of federal, state and local tax rules affecting an investment in the Fund.

5. MANAGEMENT OF THE FUND

        The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and the Fund's Advisor. Three Directors and all of the officers of the Fund, are officers or employees of Alex. Brown or ICC. The other Directors of the Fund have no affiliation with Alex. Brown or ICC.

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

*W. JAMES PRICE, Director (10/6/24)
        6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3342. Director, Boca Research, Inc. (computer peripherals); Managing Director Emeritus, Alex. Brown & Sons Incorporated; Formerly, Director, CSX Corporation (transportation and natural resources company), and PHH Corporation (business services).

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (mutual fund).

JOHN F. KROEGER, Director (8/11/24)
        P.O. Box 464, 24875 Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds; Formerly Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

HARRY WOOLF, Director (8/12/23)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).

FREDERICK L. MESERVE, JR., President (12/11/38)
        Principal, Alex. Brown & Sons Incorporated 1977-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

CHARLES A. REID, Vice President (7/28/43)
        Principal, Alex. Brown & Sons Incorporated, 1980-Present; General Partner, Baltimore Street Capital III (growth companies investor).

BRIAN C. NELSON, Vice President and Secretary (7/31/59)
        Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer); Assistant Secretary, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds).

SANDRA J. DOELLER, Vice President (8/29/61)
        Vice President, Alex. Brown & Sons Incorporated, 1994-Present; Equity Trader, Asset Management Department, Alex. Brown & Sons Incorporated, 1983-Present.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Treasurer, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds), December 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company Inc., 1980-August 1995.

LAURIE D. DePRINE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student, 1989-1991.
------------

* A Director who is an "interested person" as defined in the Investment Company Act of 1940.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Price serves as a Director of seven funds in the Fund Complex. Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and as a Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Messrs. Meserve and Reid serve as President and Vice President, respectively, of the Fund. Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of 11 funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex. Ms. Doeller serves as a Vice President of the Fund.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown or ICC may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company
Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled $2,004. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended October 31, 1995.



                                            COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate Compensation From the Fund                Total Compensation from the Fund and
Position               for the Fiscal Year Ended October 31, 1995              Fund Complex Paid to Directors for
                                                                             the Fiscal Year Ended October 31, 1995
--------------------------------------------------------------------------------------------------------------------

*Truman T. Semans, Chairman                          $0                                            $0

*W. James Price, Director                            $0                                            $0

Richard T. Hale, Director                            $0                                            $0

James J. Cunnane, Director                           $213(1)                             $29,250 for service on 13
                                                                                      Boards in the Fund Complex(2)

N. Bruce Hannay, Director**                          $271(1)                               $39,000 for service on 13
                                                                                      Boards in the Fund Complex(2)

John F. Kroeger, Director                            $298(1)                              $42,900 for service on 13
                                                                                      Boards in the Fund Complex(2)

Louis E. Levy, Director                              $271(1)                              $39,000 for service on 13
                                                                                      Boards in the Fund Complex(2)

Eugene J. McDonald, Director                         $271(1)                              $39,000 for service on 13
                                                                                      Boards in the Fund Complex(2)

Harry Woolf, Director                                $271(1)                             $39,000 for service on 13
                                                                                      Boards in the Fund Complex(2)

------------

* A Director who is an "interested person" as defined in the Investment Company Act.

**   Retired, effective January 31, 1996.

1 Of amounts received by Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $0, $0, $0, $0, $0 and $0, respectively, was deferred pursuant to a deferred compensation plan.

2    One of these funds ceased operations on May 17, 1995.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective January 31, 1996, each of whom has qualified for the Retirement Plan and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

        The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

        The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6. INVESTMENT ADVISORY AND OTHER SERVICES

        On December 29, 1987, the sole shareholder of the Fund approved and on June 20, 1989 a majority of the outstanding Shares of the Fund approved, an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and ICC, which contract is described in greater detail below.

The Advisor

        ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's Distributor. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., which are also distributed by Alex. Brown.

        ICC (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what issuers and securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors regular financial reports and analyses respecting the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear necessary to the Fund to carry into effect its purchase and sale programs, (f) supervises all aspects of the Fund's management, (g) arranges, but does not pay for, the printing and mailing of prospectuses, proxy materials and shareholder reports, (h) prepares and files federal and state tax returns, (i) prepares and files registration statements and reports regarding the sale of shares and (j) maintains books and records respecting its activities. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. These services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

        The Investment Advisory Agreement provides for a maximum annual fee, payable monthly, representing .85% of the Class A Shares' average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.5% of the Class A Shares' average daily net assets.

        In addition, ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the Shares of the Fund are qualified for sale. Currently, the most restrictive of such expense limitations requires the Investment Advisor to reduce its fees, or to make payments to the Fund, to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses, such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million.

        The Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares of the Fund and (b) by the affirmative vote of a majority of the Non-Interested Directors who have no direct or indirect financial interest in the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 25, 1995. The Fund or ICC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, ICC received fees from the Fund of $201,199, $206,444 and $255,608, respectively.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. See "Custodian, Transfer Agent and Accounting Services."

7. DISTRIBUTION OF FUND SHARES

        Alex. Brown serves as the distributor of the Fund's Shares pursuant to two separate Distribution Agreements, one for the Class A Shares (the "Class A Distribution Agreement") and one for the Institutional Shares (the "Institutional Distribution Agreement") (collectively, the "Distribution Agreements").

The Class A Shares

        The Class A Distribution Agreement provides that Alex. Brown has the exclusive right to distribute Class A Shares either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Class A Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Class A Shares. Alex. Brown has not undertaken to sell any specific number of Class A Shares. The Class A Distribution Agreement further provides that, in connection with the distribution of Class A Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Alex. Brown and certain broker-dealers ("Participating Dealers") may enter into sub-distribution agreements ("Sub-Distribution Agreements"), pursuant to which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.

        As compensation for providing distribution and related administrative services for the Class A Shares as described above, Alex. Brown receives an annual fee, calculated and paid monthly, equal to .25% the average daily net assets of the Class A Shares. Alex. Brown expects to allocate a substantial portion of its annual fee to its investment representatives and to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.

        Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Class A Shares (the "Class A Plan"). Under the Class A Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Class A Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives, to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents may not exceed fees payable to Alex. Brown under the Class A Plan.

        The Class A Distribution Agreement, including the Class A Plan and a form of Sub-Distribution Agreement was approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors (and those Directors who have no direct or indirect financial interest in the Class A Plan or the Class A Distribution Agreement) initially on July 2, 1987 and most recently on September 25, 1995. The Plan was approved by a majority of the outstanding Class A Shares on June 20, 1989. The Class A Distribution Agreement and the Plan encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

        In approving the Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Class A Plan would benefit the Fund and its shareholders. The Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time and the Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Class A Shares (as defined under "Capital Shares"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon 10 days' notice. The Distribution Agreement, any Sub-Distribution Agreement and any Shareholder Servicing Agreement shall automatically terminate in the event of assignment.

        During the continuance of the Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, with a written report concerning the payments made under the Plan to Alex. Brown pursuant to the Class A Distribution Agreement, to broker-dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements described below. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Class A Plan, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

        In addition, with respect to the Class A Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

        For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received from the Fund $74,639, $60,719 and $89,403, respectively, in fees for distribution and related administrative services for the Class A Shares. For the same periods, Alex. Brown paid approximately $67,928, $54,254 and $45,834, respectively, as compensation to its investment representatives and $2,554, $939 and $183, respectively, as compensation to Participating Dealers and financial institutions. Alex. Brown received no brokerage commissions from the Fund during these periods. In addition, in the fiscal year ended October 31, 1995, Alex. Brown incurred expenses of $0 for advertising and $14,968 for printing and mailing prospectuses to prospective investors in Class A Shares.

        In the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received sales commissions on the Class A Shares of $153,431, $44,802 and $48,745 and from such amounts retained $106,239, $37,546 and $46,314 for each such year, respectively.

The Institutional Shares

        The Institutional Distribution Agreement provides that Alex. Brown either directly or through other broker-dealers has the exclusive right to distribute the Institutional Shares and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Alex. Brown receives no compensation for distributing the Institutional Shares.

        Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

        The Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Shares). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

        Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and indemnification related thereto); and all other charges and cost of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

8. BROKERAGE

        Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. These brokerage commissions are subject to negotiation between ICC and the broker-dealer. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

        In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown serves as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order.

        If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. While the Fund believes that the limitation will not significantly affect its ability to carry out its present investment objective, the Fund may be at a disadvantage in the future in comparison to other funds which have similar investment objectives, but which are not subject to such limitations.

        ICC's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best price and execution of orders. As described below, however, to the extent that the price and execution offered by more than one broker-dealer are comparable, ICC may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining the best price and execution. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

        Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown.

        For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, ICC directed $25,120,072, $11,425,223 and $31,080,534, respectively of transactions to broker-dealers and paid $12,495, $35,863 and $125,743, respectively to broker-dealers in related commissions because of research services provided to the Fund. During such periods, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1995, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $4,424,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

        ICC manages other investment accounts and it is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

9. CAPITAL SHARES

        The Fund is authorized to issue 15 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

        The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of shares: Flag Investors Emerging Growth Fund Class A Shares, Flag Investors Emerging Growth Fund Class B Shares, and Flag Investors Emerging Growth Fund Institutional Shares. The Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

        Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining shareholders cannot elect any members of the Board of Directors of the Fund.

        The Fund's issued and outstanding Shares are fully paid and non-assessable. Each Share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

        As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10. REPORTS

        The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

        PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp., has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1995, such fees totaled $21,635.

        ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994 between the Fund and ICC. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

     Average Net Assets                     Incremental Annual Accounting Fee
     ------------------                     ---------------------------------

$          0  - $   10,000,000                    $13,000(fixed fee)
$ 10,000,000  - $   20,000,000                           .100%
$ 20,000,000  - $   30,000,000                           .080%
$ 30,000,000  - $   40,000,000                           .060%
$ 40,000,000  - $   50,000,000                           .050%
$ 50,000,000  - $   60,000,000                           .040%
$ 60,000,000  - $   70,000,000                           .030%
$ 70,000,000  - $  100,000,000                           .020%
$100,000,000  - $  500,000,000                           .015%
$500,000,000  - $1,000,000,000                           .005%
over $1,000,000,000                                      .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. ICC also serves as the Fund's investment advisor.

         As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received fees of $30,407.

12. INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, PA 19103.

13. PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

            n
    P(1 + T)   = ERV

      Where:   P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years (1, 5 or 10)

               ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

        Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). During its first year of operations the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated according to the SEC rules, for the one year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,373, resulting in a total return for such Shares equal to 37.26%. For the five year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $2,094, resulting in an average annual total return for such Shares equal to 15.93%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent calendar quarter on September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $2,001, resulting in an average annual total return for such Shares equal to 9.98%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $13,292, resulting in a total return equal to 32.9%. For the five year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $22,635, resulting in an average annual total return equal to 17.8%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent fiscal year on October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in the Class A Shares was $20,175, resulting in an average annual total return equal to 10.0%.

         The Institutional Shares were not offered prior to October 31, 1995.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rate was 39% and 86%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes".)

14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of February 8, 1996, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding
Shares:

         Name & Address                                         % Ownership
         --------------                                         -----------

         Flag Investors Shares

         Alex. Brown Incorporated                                64.67%*
         135 East Baltimore Street
         Baltimore, MD  21202

             * As of such date to the Fund's knowledge, Alex. Brown Incorporated owned beneficially less than 1% of such Shares.

         T. Rowe Price                                           20.38%
         Trustee for Alex. Brown & Sons Incorporated
         Plan 100460
         Flag Investors Emerging Growth
         ATTN:  ASSET RECON
         P.O. Box 17215
         Baltimore, MD  21203-7215

         Institutional Shares

         Lauer & Co Cust                                         8.86%
         BAT Customers
         c/o Glenmede Income Collection Dept.
         1650 Market Street, Suite 1200
         Philadelphia, PA 19103-7301

         Lauer & Co Cust                                         17.62%
         BAT Customers
         c/o Glenmede Income Collection Dept.
         1650 Market Street, Suite 1200
         Philadelphia, PA 19103-7301

         As of February 8, 1996, the Directors and executive officers as a group owned less than 1% of the Fund's total outstanding Shares.

15. FINANCIAL STATEMENTS

         See next page.

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1995

                                                         PERCENT
 NO. OF                                     VALUE         OF NET
 SHARES              SECURITY              (NOTE A)       ASSETS
-------------------------------------------------------------------
           COMMON STOCKS--88.5%
           BUSINESS SERVICES--8.8%
    2,100  Apollo Group*                 $     55,125         0.1%
   18,750  Corporate Express, Inc.*           489,844         1.3
   21,000  Energy Biosystems Corp.*           189,000         0.5
   75,000  Manugistics Group, Inc.*         1,293,750         3.4
   50,500  QuickResponse Services,
             Inc.*                          1,262,500         3.3
    7,600  Strategic Distribution Inc.*        55,575         0.2
                                         ------------       -----
                                            3,345,794         8.8

           CONSUMER SERVICES--14.4%
   51,000  DF&R Restaurants, Inc.*          1,555,500         4.1
  104,650  HomeTown Buffet, Inc.*           1,373,531         3.6
   58,000  O'Charley's, Inc.*                 667,000         1.7
   51,500  Pacific Sunwear of
             California*                      373,375         1.0
   12,500  Papa John's International,
             Inc.*                            481,250         1.3
   17,250  PETsMART, Inc.*                    577,875         1.5
   11,500  Starbucks Corp.*                   451,375         1.2
                                         ------------       -----
                                            5,479,906        14.4

           FINANCIAL SERVICES--5.0%
   57,500  Life Partners Group Inc.         1,042,188         2.7
   34,500  Pxre Corporation                   879,750         2.3
                                         ------------       -----
                                            1,921,938         5.0

           HEALTH CARE SERVICES--11.9%
   17,500  Access Health Marketing
             Inc.*                            544,688         1.4
   37,500  Genesis Health Ventures
             Inc.*                          1,082,813         2.9
   47,250  PhyCor, Inc.*                    1,736,437         4.6
   35,050  Vivra Inc.*                      1,156,650         3.0
                                         ------------       -----
                                            4,520,588        11.9

                                                         PERCENT
 NO. OF                                     VALUE         OF NET
 SHARES              SECURITY              (NOTE A)       ASSETS
-------------------------------------------------------------------
           MEDIA/COMMUNICATIONS--1.9%
    6,066  Clear Channel Communications
             Inc.*                       $    497,412         1.3%
   17,500  Lancit Media Productions*          224,219         0.6
                                         ------------       -----
                                              721,631         1.9

           TECHNOLOGY--
             SOFTWARE/SERVICES--22.3%
   26,000  Cidco Inc.*                        770,250         2.0
   49,500  Integrated Systems Inc.*         1,732,500         4.5
   68,500  Marcam Corp.*                    1,027,500         2.7
   11,000  Parametric Technology Corp.*       735,625         1.9
   27,500  Progress Software Corp.*         1,801,250         4.7
   13,000  Security Dynamics
             Technologies, Inc.*              409,500         1.1
   34,000  Synopsys Inc.*                   1,275,000         3.3
    8,000  System Softwares Associates*       247,000         0.7
   30,000  XcelleNet Inc.*                    517,500         1.4
                                         ------------       -----
                                            8,516,125        22.3

           TECHNOLOGY--
             SYSTEMS/SEMICONDUCTOR--13.7%
   44,000  Applied Digital Access Inc.*       528,000         1.4
   21,000  Atmel Corp.*                       656,250         1.7
    8,500  Itron, Inc.*                       246,500         0.6
   69,000  Level One Communications
             Inc.*                          1,552,500         4.1
    9,000  Maxim Integrated Products
             Inc.*                            672,750         1.8
   22,900  QUALCOMM, Inc.*                    881,650         2.3
   15,000  Xilinx, Inc.*                      690,000         1.8
                                         ------------       -----
                                            5,227,650        13.7

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Statement of Net Assets (CONCLUDED)                             October 31, 1995

 NO. OF
 SHARES/                                                PERCENT
   PAR                                     VALUE         OF NET
  (000)             SECURITY             (NOTE A)        ASSETS
------------------------------------------------------------------
           COMMON STOCKS (CONCLUDED)

           TRANSPORTATION--10.5%
   47,200  Fritz Companies Inc.*       $   1,652,000         4.3%
  114,500  Great Lakes Aviation Ltd.*        543,875         1.4
   47,500  Landair Services Inc.*            552,188         1.5
   24,500  Landstar System Inc.*             643,125         1.7
   24,700  Wabash National Corp.             626,761         1.6
                                       -------------       -----
                                           4,017,949        10.5

           TOTAL COMMON STOCKS
           (Cost $22,087,820)             33,751,581        88.5
                                       -------------       -----

           REPURCHASE AGREEMENT--11.6%
   $4,424  GOLDMAN SACHS & CO., 5.75%
           Dated 10/31/95, to be
             repurchased on 11/1/95,
             collateralized by U.S.
             Treasury Notes with a
             market value of
             $4,513,376.
           (Cost $4,424,000)               4,424,000        11.6
                                       -------------       -----

                                                      PERCENT
                                          VALUE        OF NET
                                        (NOTE A)       ASSETS
---------------------------------------------------------------
    TOTAL INVESTMENT IN
      SECURITIES (Cost
      $26,511,820)**                  $  38,175,581      100.1%
                                      -------------  ----------
    LIABILITIES IN EXCESS OF
      OTHER ASSETS, NET                     (48,945)      (0.1)
                                      -------------  ----------
    NET ASSETS                        $  38,126,636      100.0%
                                      -------------  ----------
                                      -------------  ----------
    NET ASSET VALUE AND REDEMPTION
      PRICE
      PER SHARE
      ($38,126,636  DIVIDED BY
      2,231,111 shares outstanding)          $17.09
    MAXIMUM OFFERING
      PRICE PER SHARE
      ($17.09  DIVIDED BY .955)              $17.90

--------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for federal tax purposes was $26,680,701.
See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations                      For the Year Ended October 31, 1995

----------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):
    Interest.................................................................  $ 222,779
    Dividends................................................................     20,158
    Other income.............................................................     14,607
                                                                               ---------
      Total income...........................................................    257,544
                                                                               ---------
EXPENSES:

    Investment advisory fee (Note B).........................................    201,199
    Distribution fee (Note B)................................................     74,639
    Legal....................................................................     35,158
    Printing and postage.....................................................     30,979
    Accounting fee (Note B)..................................................     30,407
    Transfer agent fees (Note B).............................................     21,635
    Audit....................................................................     21,444
    Miscellaneous............................................................     10,792
    Custodian fees...........................................................     10,160
    Registration fees........................................................      8,592
    Directors' fees..........................................................      2,004
    Insurance................................................................        913
                                                                               ---------
      Total expenses.........................................................    447,922
                                                                               ---------
    Net investment loss......................................................   (190,378)
                                                                               ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

    Net realized gain from security transactions.............................  2,180,561
    Change in unrealized appreciation of investments.........................  6,850,511
                                                                               ---------
    Net gain on investments..................................................  9,031,072
                                                                               ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................  $8,840,694
                                                                               ---------
                                                                               ---------

----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                            FOR THE YEAR ENDED OCTOBER
                                                                                                       31,
                                                                                           ----------------------------
                                                                                               1995           1994
-----------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss..................................................................  $    (190,378) $    (176,176)
    Net realized gain/(loss) from security transactions..................................      2,180,561        (13,816)
    Change in unrealized appreciation of investments.....................................      6,850,511        328,533
                                                                                           -------------  -------------
    Net increase in net assets resulting from operations.................................      8,840,694        138,541
                                                                                           -------------  -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Net realized long-term gains.........................................................        (73,772)    (2,944,147)
                                                                                           -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE C):
    Proceeds from sale of 735,343 and 502,395 shares, respectively.......................     10,561,629      6,358,306
    Value of 5,714 and 230,642 shares issued in reinvestment
      of dividends, respectively.........................................................         68,962      2,746,944
    Cost of 316,169 and 985,114 shares repurchased, respectively.........................     (4,572,632)   (11,865,168)
                                                                                           -------------  -------------
    Increase/(decrease) in net assets derived from capital share transactions............      6,057,959     (2,759,918)
                                                                                           -------------  -------------
    Total increase/(decrease) in net assets..............................................     14,824,881     (5,565,524)
NET ASSETS:
    Beginning of year....................................................................     23,301,755     28,867,279
                                                                                           -------------  -------------
    End of year..........................................................................  $  38,126,636  $  23,301,755
                                                                                           -------------  -------------
                                                                                           -------------  -------------

-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)*

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------
                                                           1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of year................   $   12.90   $   14.02   $   13.53   $   15.23   $    8.93
                                                        ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................       (0.09)      (0.08)      (0.08)      (0.16)      (0.10)
  Net realized and unrealized gain/(loss)
    on investments....................................        4.32        0.47        1.20       (1.54)       6.40
                                                        ----------  ----------  ----------  ----------  ----------
  Total from Investment Operations....................        4.23        0.39        1.12       (1.70)       6.30
                                                        ----------  ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
  Distributions from net realized
    long-term gains...................................       (0.04)      (1.51)      (0.63)         --          --
                                                        ----------  ----------  ----------  ----------  ----------
  Total distributions.................................       (0.04)      (1.51)      (0.63)         --          --
                                                        ----------  ----------  ----------  ----------  ----------
  Net asset value at end of year......................   $   17.09   $   12.90   $   14.02   $   13.53   $   15.23
                                                        ----------  ----------  ----------  ----------  ----------
                                                        ----------  ----------  ----------  ----------  ----------
TOTAL RETURN..........................................       32.92%       3.75%       8.33%     (11.16)%      70.55%

RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................        1.50%       1.50%       1.50%       1.46%       1.50%
  Net investment income...............................       (0.64)%      (0.73)%      (0.52)%      (0.92)%      (0.76)%

SUPPLEMENTAL DATA:
  Net assets at end of the year (000).................     $38,127     $23,302     $28,867     $38,924     $48,656
  Portfolio turnover rate.............................          39%         86%        133%         69%         79%

------------------------------------------------------------------------------------------------------------------

* Computed based upon average shares outstanding.
See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES -- Flag Investors
   Emerging Growth Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 2, 1987 and commenced operations December 30, 1987. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Significant accounting policies are as follows:

   SECURITY VALUATION -- Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS -- The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

   FEDERAL INCOME TAX -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders, which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to annually distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains, if any.

   Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

   OTHER -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed in kind is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

B. INVESTMENT ADVISORY FEE, TRANSACTIONS WITH
   AFFILIATES AND OTHER FEES -- Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1995, the Advisor received $201,199 in fees.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $21,635 for transfer agent services for the year ended October 31, 1995.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $30,407 for accounting services for the year ended October 31, 1995.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the Fund's average daily net assets. For the year ended October 31, 1995, distribution fees were $74,639.

C. CAPITAL SHARE TRANSACTIONS -- At October 31,
   1995, the Fund was authorized to issue up to 10 million shares of $.001 par value common stock.

                                     [LOGO]

                                     [LOGO]

                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (CONCLUDED)

D. INVESTMENT TRANSACTIONS -- Purchases and sales of investment securities, other than short-term obligations, aggregated $14,826,109 and $10,543,560, respectively, for the year ended October 31, 1995.

   At October 31, 1995, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $11,494,880 of which $12,575,034 related to appreciated securities and $1,080,154 related to depreciated securities.

E. NET ASSETS -- At October 31, 1995, net assets consisted of:

Paid-in capital....................  $ 24,588,439
Accumulated net realized gain from
  security transactions............     1,874,437
Unrealized appreciation of
  investments......................    11,663,760
                                     ------------
                                     $ 38,126,636
                                     ------------
                                     ------------

 Directors and Officers

                  [CHART]

Report of Independent Accountants

To the Shareholders and Directors of Flag Investors Emerging Growth Fund, Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 1, 1995

                                     [LOGO]

PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

      List all financial statements and exhibits filed as part of the Registration Statement.

      (a) Financial statements:

          (1)  Included in Part A of the Registration Statement:


               - Financial Highlights for the fiscal years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992,
                    October 31, 1991, October 31, 1990 and October 31, 1989 and for the period from December 30, 1987 (commencement of operations) through October 31, 1988

          (2)  Included in Part B of the Registration Statement:

               -    Statement of Net Assets as of October 31, 1995

               - Statement of Operations for the fiscal year ended October 31, 1995

               - Statement of Changes in Net Assets for the fiscal years ended October 31, 1995 and October 31, 1994

               - Financial Highlights for the fiscal years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992
                    and October 31, 1991

               -    Notes to the Financial Statements

               -    Report of Independent Accountants

          (3) All required financial statements are included in Parts A and B of the Registration Statement. All other financial statements and schedules are inapplicable.

      (b) Exhibits:

          (1)  (a)1 Articles of Incorporation.

               (b)1 Articles of Amendment.

               (c)1 Articles Supplementary.

               (d)  Articles Supplementary, filed herewith.

          (2)1 By-Laws.

          (3)  Not Applicable.

          (4)2 Specimen Security with respect to Flag Investors Shares.

           (5)1 Investment Advisory Agreement between Registrant and Investment Company Capital Corp.

           (6) (a)1 Distribution Agreement with respect to Flag Investors Emerging Growth Fund Class A Shares between Registrant and Alex. Brown & Sons Incorporated.

                (b)1 Sub-Distribution Agreement between Alex. Brown & Sons
                     Incorporated and Participating Dealers.

                (c)1 Form of Shareholder Servicing Agreement between Alex. Brown
                     & Sons Incorporated and Shareholder Servicing Agents.

                (d) Registrant's Distribution Agreement with respect to Flag Investors Emerging Growth Fund Institutional Shares between Registrant and Alex. Brown & Sons Incorporated, filed herewith.

           (7)  Not Applicable.

           (8)1 Custodian Agreement between Registrant and Provident National Bank in effect from February 1, 1991.

           (9) Master Services Agreement between Registrant and Investment Company Capital Corp. with Appendices for the provision of Transfer Agency and Accounting Services, filed herewith.

          (10)1 Opinion of Counsel.

          (11)  Consent of Coopers & Lybrand L.L.P., filed herewith.


          (12)  Not Applicable.

          (13)1 Subscription Agreements between Registrant and Investors.

          (14)  Not Applicable.

          (15)1 Plan of Distribution with respect to Flag Investors Emerging Growth Fund Class A Shares.

          (16)1 Schedule of Computation of Performance Data (unaudited).

          (18)       Rule 18f-3 Plan, filed herewith.
          (24)1(a)   Powers of Attorney.
          (24) (b) Additional Power of Attorney for Joseph A. Finelli, filed herewith.
          (27)       Financial Data Schedule, filed herewith.
----------
1 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.

2 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission on April 7, 1988.

Item 25.  Persons Controlled by or under Common Control with Registrant.

      Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

      None.

Item 26.  Number of Holders of Securities.

      State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

      The following information is given as of January 11, 1996.

      Title of Class                         Number of Record Holders
      --------------                         ------------------------

      Common Stock     Class A Shares                 1,419
                       Institutional Shares              99

Item 27.  Indemnification.

      State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

      Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), MD Corps. & Ass'ns Code Ann. Section 2-418 (1985 repl. vol.) and Article VIII of Registrant's Articles of Incorporation, provide that in certain situations the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Registrant or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Expenses, including counsel fees so incurred by any such person, shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that either (a) such person shall have provided appropriate security for such undertaking, (b) the Registrant shall be insured against losses arising from any such advance payments or (c) either a majority of the Directors who are not "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act acting on the matter (provided that a majority of the Directors who are not "interested persons" then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 28.  Business and Other Connections of Investment Advisor.

      Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

      During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's Investment Advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than as an officer or employee of Alex. Brown.

Item 29.  Principal Underwriters

      (a) Alex. Brown & Sons Incorporated acts as distributor for Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund,

          Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.

      (b)

        Names and Principal                       Position with offices                  Position and Offices
         Business Address*                      and Principal Underwriter                   with Registrant
         -----------------                      -------------------------                   ---------------
Alvin B. Krongard                      Chief Executive Officer, Director                         None

Benjamin Howell Griswold, IV           Chairman, Director                                        None

Mayo A. Shattuck III                   President, Director                                       None

Beverly L. Wright                      Chief Financial Officer and Treasurer                     None

Robert F. Price                        Secretary and General Counsel                             None

--------------------
*     135 East Baltimore Street
      Baltimore, Maryland 21202

      (c)  Not Applicable.

Item 30.  Location of Accounts and Records.

      With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

          Alex. Brown & Sons Incorporated (Registrant's distributor) and Investment Company Capital Corp. (Registrant's investment advisor, transfer agent and dividend disbursing agent), 135 E. Baltimore Street, Baltimore, Maryland 21202, will maintain physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, PNC Bank, 17th & Chestnut Streets, Philadelphia, PA 19103.

Item 31.  Management Services.

      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

      See Exhibit 8.

Item 32.  Undertakings.

      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a) Not Applicable.

      (b) Not Applicable.

      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at
          (800) 767-3524.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to the Registration Statement pursuant to Rule 485(b) under the Securities
Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 26th day of February 1996.

                                       FLAG INVESTORS EMERGING GROWTH
                                       FUND, INC.

                                       By: /s/ Frederick L. Meserve
                                           -----------------------------
                                               Frederick L. Meserve, Jr.
                                               President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Truman T. Semans                  Director           February 26, 1996
----------------------------                              --------------------
Truman T. Semans                                          Date

*/s/ W. James Price                    Director           February 26, 1996
----------------------------                              --------------------
W. James Price                                            Date

*/s/ Richard T. Hale                   Director           February 26, 1996
----------------------------                              --------------------
Richard T. Hale                                           Date

*/s/ James J. Cunnane                  Director           February 26, 1996
----------------------------                              --------------------
James J. Cunnane                                          Date

*/s/ John F. Kroeger                   Director           February 26, 1996
----------------------------                              --------------------
John F. Kroeger                                           Date

*/s/ Louis E. Levy                     Director           February 26, 1996
----------------------------                              --------------------
Louis E. Levy                                             Date

*/s/ Eugene J. McDonald                Director           February 26, 1996
----------------------------                              --------------------
Eugene J. McDonald                                        Date

*/s/ Harry Woolf                       Director           February 26, 1996
----------------------------                              --------------------
Harry Woolf                                               Date

/s/ Frederick L. Meserve, Jr.          President          February 26, 1996
----------------------------                              --------------------
Frederick L. Meserve, Jr.                                 Date

/s/ Joseph A. Finelli                  Chief Financial    February 26, 1996
----------------------------           and Accounting     --------------------
Joseph A. Finelli                      Officer            Date

*By: /s/ Brian C. Nelson
    ------------------------
        Brian C. Nelson
        Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
Exhibit
Number                                           Description                                        Page No.
------                                           -----------                                        --------

(1)                  (a) Registrant's Articles of Incorporation.1

(1)                  (b) Registrant's Articles of Amendment.1

(1)                  (c) Registrant's Articles Supplementary.1

EX-99.B(1)           (d) Registrant's Articles Supplementary, filed herewith.

(2)                  Registrant's By-Laws.1

(3)                  None.

(4)                  Registrant's Specimen Security with respect to Flag Investors Shares.2

(5)                  Registrant's Investment Advisory Agreement between Registrant and
                     Investment Company Capital Corp.1

(6)                  (a) Registrant's Distribution Agreement with respect to Flag Investors
                         Emerging Growth Fund Class A Shares between Registrant and
                         Alex. Brown & Sons Incorporated.1

(6)                  (b) Registrant's Sub-Distribution Agreement between Alex. Brown &
                         Sons Incorporated and Participating Broker-Dealers.1

(6)                  (c) Registrant's Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents.1

EX-99.B(6)           (d) Registrant's Distribution Agreement with respect to Flag Investors
                         Emerging Growth Fund Institutional Shares between Registrant and Alex. Brown & Sons Incorporated, filed herewith.

(7)                  None.

(8)                  Custodian Agreement between Registrant and Provident National Bank, as in effect from February 1, 1991.1


EX-99.B(9)           Master Services Agreement between Registrant and Investment
                     Company Capital Corp. with Appendices for the provision of Transfer
                     Agency and Accounting Services, filed herewith.

(10)                 Opinion of Counsel.1

EX-99.B(11)          Consent of Coopers & Lybrand L.L.P., filed herewith.

(12)                 None.

(13)                 Subscription Agreements between Registrant and Investors.1

(14)                 None.





(15)                 Distribution Plan with respect to Flag Investors Emerging Growth Fund
                     Class A Shares.1

(16)                 Schedule of Computation of Performance Quotations (unaudited).1

EX-99.B(18)          Form of Rule 18f-3 Plan, filed herewith.

(24)                 (a)Powers of Attorney.1

EX-99.B(24)          (b)Additional Power of Attorney for Joseph A. Finelli,
                     filed herewith.

EX-27                Financial Data Schedule, filed herewith.

________________________

1 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.

2 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (Registration No. 33-21119), filed with the Securities and Exchange Commission on April 7, 1988.